SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 1st day of August, 2007, between SMF Energy Corporation, a Delaware corporation (the “Company”), and the investors listed on Attachment A hereto (each, a “Purchaser” and collectively, the “Purchasers” and, together with the Company, the “Parties”) and is delivered and executed in connection with the Company’s sale of Units (as defined below).

This Agreement sets forth the terms and conditions under which each Purchaser will purchase such number of Units as set forth opposite such Purchaser’s name on Attachment A (the “Transaction”). The minimum purchase per investor is $100,000.

1. DESCRIPTION OF UNITS.

(a) Each Unit is comprised of (i) a $75,000 aggregate principal amount 11½% Senior Secured Convertible Promissory Note due December 31, 2009 in the form attached as Attachment B (the “Note”), collateralized by a first priority security interest on the Company’s collateral as described below (the “Collateral”) and (ii) $25,000 in shares (“Shares”) of the Company’s $0.01 par value common stock (“Common Stock”) and warrants to purchase shares of the Company’s common stock (“Warrant Shares”), in the form attached as Attachment C (the “Warrants”). Five (5) Warrants will be issued for every one hundred (100) Shares purchased. The total number of Warrants and Shares in each Unit will be determined by reference to the official closing price of the Company’s Common Stock as reported by Nasdaq on the trading date immediately prior to, or the date of, the execution of binding agreements to purchase Units (the “Market Share Price”), and an imputed value of $0.125 per Warrant. The Warrants will be immediately exercisable at 120% of the Market Share Price and will remain exercisable for a four (4) years from the closing of the Transaction. The Collateral is listed on Attachment D and consists of the following:

(i) all of H & W Petroleum Company’s (“H & W”) right, title and interest in and to (A) the vehicles that are listed on Attachment D hereto and shown on Attachment D as owned by H & W, including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements to or of any listed vehicle, and (B) the equipment listed on Attachment D hereto and shown on Attachment D as owned by H & W, including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements to or of any such equipment;

(ii) all of the right, title and interest of SMF Services Inc. (“SSI”) in and to (A) the vehicles listed on Attachment D hereto and shown on Attachment D as owned by SSI, including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements to or of any listed vehicle, (B) the equipment listed on Attachment D hereto and shown on Attachment D as owned by SSI, including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements to or of any such equipment, (C) the intangible assets listed on Attachment D hereto and shown on Attachment D as owned by SSI;

(iii) all of the Company’s right, title and interest in and to (A) the vehicles listed on Attachment D hereto and shown on Attachment D as owned by the Company, including future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements to or of any vehicle, and any proceeds from the sale, assignment, or other transfer of one or more vehicles, including, without limitation, proceeds of insurance and (B) certain patents listed on Attachment D and shown on Attachment D as owned by the Company; and

(iv) approximately $1,141,000 in cash proceeds from prior sales of vehicles and equipment currently being held in an interest bearing account by American National Bank in Denver, Colorado, that will be applied to the purchase of replacement equipment and vehicles by H& W, SSI and the Company, which newly acquired vehicles and equipment will thereafter be Collateral.

(b) Except with respect to the Collateral, each Purchaser acknowledges that the payment of principal and interest on the Note will be subordinated (i) to the rights and interests of Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida) (“Wachovia”) pursuant to and in connection with, and the payment of all existing and future amounts owed by the Company to Wachovia under the Loan and Security Agreement by and between Wachovia and the Company dated September 26, 2002, as amended (the “Loan Agreement”) and (ii) to any other credit facility into which the Company may subsequently enter to replace the Loan Agreement requiring that the lender rank in a senior position to other debt of the Company (the “Replacement Facility” and, together with the Loan Agreement, the “Permitted Debt”). The Purchasers and the Company acknowledge that the Note will be expressly subject to the terms and conditions of that certain Subordination Agreement dated July 13, 2007, by and among Wachovia, the Company and certain other parties as if Purchaser were a subordinating party thereto. Upon request, each Purchaser will execute and deliver such other documents and instruments as Wachovia or any current or subsequent commercial lender may reasonably request to acknowledge and effect the foregoing subordination.

2. OFFER.

(a) Each Purchaser, by signing this Agreement, offers to purchase such number of Units, and for the aggregate purchase price, as set forth opposite such Purchaser’s name on Attachment A (each such purchase price, an “Investment Amount” and collectively the “Investment Amounts”).

(b) The Company will accept all offers to purchase Units in the Offering on a single date (the “Pricing Date”) in order to ensure that all investors in the Offering receive the same Market Share Price. All Purchasers must subscribe or reaffirm their subscription at the Market Share Price on the Pricing Date. Notwithstanding the execution of this Agreement and the tender of all or a portion of the Market Share Price, any Purchaser who fails to reaffirm an offer on the Pricing Date will be deemed to have withdrawn that offer and will not be permitted to participate in the Offering.

(c) The Company shall have the right, in its sole and absolute discretion, to reject or accept any Purchaser’s offer to purchase Units pursuant to this Agreement. If the Company accepts Purchaser’s offer, the Company shall execute this Agreement and return a copy of the Agreement, and issue an original Note and an original Warrant, to Purchaser. If the Company rejects Purchaser’s offer, the Company shall return to Purchaser this Agreement, together with any payment made by Purchaser to the Company and interest earned on such payment.

3. CLOSING. On the Pricing Date, the Company or the Placement Agent for the Transaction shall contact each Purchaser and ask them to complete and execute this Agreement on that date or, if an executed Agreement has already been submitted, to reaffirm any previous offer in writing on that date based on the Market Share Price. The actual purchase and sale of all Units (the “Closing”) shall then take place on or after the Pricing Date at such time (the “Closing Date”) and place as the Company and the Purchasers mutually agree, orally or in writing. Purchasers must tender the Investment Amounts on or before the Closing Date in order to participate in the Transaction. A Purchaser’s tender of the Investment Amounts shall not, without more, constitute an agreement by the Purchasers to close.

4. RECEIPT OF DOCUMENTS. Purchaser acknowledges receipt of a copy of: (a) this Agreement; (b) form of the Note; (c) form of the Warrant; (d) the Indenture between the Company and indenture trustee for the holders of the Notes (the “Trustee”), dated of even date herewith (the “Indenture”); (e) the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 (the “10-K”); (f) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the “10-Q”); (g) the Security Agreement by and between the Company and Trustee, dated of even date herewith (the “Security Agreement”); (h) the Company’s proxy statement for its December 8, 2006 shareholders meeting (the “Proxy”); and (i) the Company’s Confidential Private Placement Memorandum dated July 13, 2007 (the “PPM”) (collectively, the “Documents”). The 10-K and 10-Q and the Proxy were furnished as Exhibits A and B, respectively, to the PPM. Capitalized terms not defined herein shall have the meaning given to them in the PPM.

5. USE OF PROCEEDS; NO REFUNDS. The Investment Amounts shall be used by the Company to redeem the remainder of the Company’s previously issued Senior Secured Notes, which were originally issued on August 29, 2003 and September 1, 2005, including payment of outstanding principal, interest and prepayment penalties, if any, and pay the costs of the transaction. Upon execution and delivery of this Agreement by the Company to each Purchaser, the Investment Amounts shall not, under any circumstances, be refunded to such Purchaser.

6. ADDITIONAL DEBT. The Company agrees that, after the Closing, it shall not issue any new or replacement debt, except for Permitted Debt, which ranks senior in any respect to the Notes, without the prior written approval of the holders of a majority of the principal amount of the Notes. Nothing herein shall be deemed to impair or prevent the Company from incurring additional debt after the Closing, provided, however, that all such future debt must be expressly subordinated to the Permitted Debt.

7. CONDITIONS PRECEDENT. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Company to close the Transaction shall be contingent upon the following:

(a) the Company and each Purchaser executing this Agreement;

(b) the Minimum Offering Amount being tendered by the Termination Date of July 20, 2007;

(c) each Purchaser completing, to the Purchaser’s satisfaction, all business, legal, and accounting due diligence regarding the Company and the Offering; and

(d) the consent of Wachovia to the Offering and the issuance of the Units.

8. COMPANY’S RIGHT TO CANCEL. The Company, in its sole discretion, may cancel this Agreement with respect to any or all Purchasers at any time prior to the Closing Date by delivery of written notice of cancellation to the affected Purchaser(s) and return of the Investment Amounts with accrued interest to all affected Purchasers.

9. BOUND BY INDENTURE AND SECURITY AGREEMENT. By delivering a counterpart signature page to this Agreement, Purchaser agrees that it shall be bound by the terms and conditions of the Indenture and the Security Agreement.

10. REGISTRATION OF SHARES. The Company agrees to use reasonable commercial efforts to cause a registration statement on Form S-3 or similar form (“Registration Statement”) relating to the resale of the Shares acquired by purchasers in the Offering, the Shares into which the Notes are or may be convertible and the Shares underlying the Warrants (including the Agent Warrants (as defined below)) to be filed with the Securities and Exchange Commission in accordance with the Registration Rights Agreement attached hereto as Attachment E, the terms of which are incorporated by reference and made a part of this Agreement. Subject to the terms in Attachment E, the Company further agrees to make all reasonable commercial efforts to cause the Registration Statement to be filed within 60 days following the Closing Date and to cause such Registration Statement to become effective within 120 days of the Closing Date.

11. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Each Purchaser represents and warrants to the Company as follows:

(a) Purchaser, either alone or through Purchaser’s representative, as that term is defined under Rule 501(h) of Regulation D (“Regulation D”) under the Securities Act (the “Purchaser’s Representative”), if any, has had an opportunity to ask questions of, and receive answers from, duly designated representatives of the Company concerning the terms and conditions of this Agreement and has been afforded an opportunity to examine such documents and other information which Purchaser or Purchaser’s Representative, if any, has requested for the purpose of answering any question Purchaser or Purchaser’s Representative, if any, may have concerning the business and affairs of the Company.

(b) Purchaser’s principal residence or domicile is located in the State or other jurisdiction set forth opposite such Purchaser’s name on Attachment A. Purchaser has received and reviewed this Agreement and the Documents and acknowledges that the Company made available to Purchaser and Purchaser’s Representative, if any, at a reasonable time prior to the execution of this Agreement, the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of the Units as contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to Purchaser or Purchaser’s Representative, if any. Purchaser (i) is able to bear the loss of its entire investment without any material adverse effect on its economic stability, and (ii) has, alone or together with Purchaser’s Representative, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by Purchaser pursuant to this Agreement.

(c) Purchaser and Purchaser’s Representative, if any, understand that the Units are being offered and sold only to “accredited investors” (as that term is defined under Rule 501(a) of Regulation D), and Purchaser represents that Purchaser is an accredited investor. Purchaser and Purchaser’s Representative, if any, understand the Company is relying on Purchaser with respect to the accuracy of this representation. Purchaser has completed and returned a copy of Attachment F, and Purchaser represents that the statements made therein are complete and accurate.

(d) Purchaser and Purchaser’s Representative, if any, acknowledge that they were encouraged by the Company to request all additional information which might be material or important in order for Purchaser to make an informed investment decision with respect to the purchase of Units.

(e) The Units are being purchased for investment purposes only for such Purchaser’s own account and not with the view to, or for resale in connection with, any distribution or public offering. Purchaser and Purchaser’s Representative, if any, understand that the Units have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon the representation by Purchaser.

(f) Purchaser and Purchaser’s Representative, if any, have carefully read this Agreement, the Documents and the other information furnished to Purchaser by the Company in connection with this Agreement.

(g) Purchaser was not solicited to purchase the Units by any means of general solicitation, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any meeting where attendees were invited by any general solicitation or general advertising.

(h) Purchaser and Purchaser’s Representative, if any, are aware that the placement agent for the Transaction, Philadelphia Brokerage Corporation (the “Placement Agent”), will receive as compensation for its efforts in advising the Company with respect to the Transaction (i) a cash commission equal to 5.25% of the proceeds of the Offering and (ii) warrants to purchase five Shares for every one hundred shares sold in the Offering on the same terms as the Warrants (the “Agent Warrants”).

(i) Purchaser and Purchaser’s Representative, if any, hereby acknowledge that the Units, including the Shares and the Warrants, are and will be, when issued, “restricted securities,” as that term is defined in Rule 144 of the rules and regulations promulgated under the Securities Act unless and until the Company is successful in causing the Registration Statement to become effective. Purchaser and Purchaser’s Representative, if any, are aware of the applicable limitations on the resale of the Shares and the Warrant Shares in the absence of a successful registration of those securities, including but not limited to Rule 144. Rule 144 only permits sales of “restricted securities” held for at least one year and in transactions which otherwise comply with the requirements of such Rule. Purchaser and Purchaser’s Representative, if any, also acknowledge that (1) the trading market for the Shares on the Nasdaq Stock Market is volatile, so that the trading volume and price of Shares are subject to substantial and unpredictable variations and (2) while the Company currently meets the public information requirements of Rule 144, there is no guarantee that it will do so at any time in the future.

(j) Purchaser and Purchaser’s Representative, if any, acknowledge and warrant that, in making this investment decision, they have made their own independent assessment of the merits and risks of an investment in the Units based on their examination and evaluation of the Company, its business, operations, financial condition, future prospects and the skills and qualifications of its officers, directors and employees. Purchaser and Purchaser’s Representative, if any, have consulted Purchaser’s own attorney, business or tax advisors for legal, business or tax advice concerning an investment in the Units and have not relied on the Company, the Placement Agent or their respective agents or representatives.

(k) Purchaser and Purchaser’s Representative, if any, represent and warrant that, except as set forth in this Agreement and in the Documents, no representations or warranties have been made to the Purchaser or Purchaser’s Representative, if any, by the Company or any agent, employee, representative or affiliate of the Company and that, in entering into this transaction and subscribing for Units, neither the Purchaser nor the Purchaser’s Representative, if any, is relying on any information other than that contained in this Agreement, the Documents, and other written information obtained from the Company in the course of the independent investigation by Purchaser or Purchaser’s Representative, if any.

(l)  Purchaser and Purchaser’s Representative, if any, acknowledge that an investment in the Company involves substantial risks, including, without limitation, those described in the Documents, including but not limited to the PPM, the 10-K and the 10-Q.

12. INDEMNIFICATION BY PURCHASER. Purchaser agrees that it shall indemnify and hold harmless the Company and its officers, directors, employees, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys’ fees, that any one or more of the foregoing may incur by reason of, or in connection with, any (i) misrepresentation, inaccurate statement or material omission or (ii) breach of any warranties or failure to fulfill any covenants, agreements or obligations, by Purchaser or Purchaser’s Representative, if any, in this Agreement.

13. AUTHORIZATION. To the extent reasonably required by the Company to satisfy any applicable law or regulation, including without limitation the PATRIOT Act, Purchaser hereby authorizes (i) the Company and its officers, employees and agents to investigate Purchaser’s personal and business background including, without limitation, communication with any employer, former employer, business associate, government agency, bank or other credit reference, provided that the Company agrees to use any such information only to the extent required to comply with applicable law or regulation, and otherwise maintains the confidentiality of any such information not generally available to the public with at least the same care as the Company's own proprietary and confidential information, and causes each of its officers, employees and agents to do the same, and (ii) authorizes any person, organization or entity that may have any knowledge or information concerning Purchaser’s personal or business background to provide such information to the Company as the Company may reasonably request in connection with the foregoing.

14. NO BROKERS OR FINDERS. Other than the Company’s obligation to compensate Philadelphia Brokerage Corporation for its services as placement agent, no person, firm or corporation has or will have, as a result of any act or omission by such Purchaser, any right, interest or valid claim against Purchaser or the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

15. MISCELLANEOUS.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. The Parties submit to the exclusive jurisdiction of the courts located in Broward County, Florida, with respect to any dispute arising under this Agreement and the transactions contemplated hereby.

(b) This Agreement, the Note, the Warrant, the Indenture and the Security Agreement contain the entire agreement between the Company and Purchaser with regard to the subject matter hereof and may not be modified or waived except in a writing signed by both the Company and all parties to each such agreement; provided, however, that the Trustee shall not consent to any such amendment without the prior consent of the holders of a majority of the principal amount of the Notes.

(c) The headings of this Agreement are for convenience and reference only, and shall not limit or otherwise affect the interpretation of any term or provision hereof.

(d) This Agreement and the rights, powers, and duties set forth herein shall, except as otherwise expressly provided, be binding upon and inure to the benefit of, the heirs, executors, administrators, legal representatives, successors, and assigns of the Parties.

(e) This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the Purchaser or the Company without the prior written consent of the other Parties, except (i) in the case of the Company, by operation of law in connection with a merger, consolidation or sale of substantially all of its assets or (ii) in the case of a Purchaser, (1) to any Affiliates (as defined below) of the Purchaser or (2) to partners, members, beneficiaries or other equity interest holders of the Purchaser; provided, that in each case referred to in (1) and (2) above, the third party transferee would have been eligible to be an original purchaser of Units pursuant to this Agreement and executes a counterpart signature page hereto becoming a “Purchaser” hereunder, subject to all of the rights and obligations of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. “Person” means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or agency or instrumentality thereof. “Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person.

(f) This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing expressed or implied in this Agreement shall give or be construed to give to any Person, other than the Parties and such assigns, any legal or equitable rights hereunder.

(g) If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

(h) This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

(i) If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions.

(j) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement. Signatures to this Agreement may be transmitted by facsimile and such transmission shall be deemed to be an original.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers or persons as of the date first set forth above.

SMF ENERGY CORPORATION

BY: ___________________________________
Richard E. Gathright,
Chief Executive Officer and President

PURCHASERS

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PURCHASERS (CONTINUED)

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PURCHASERS (CONTINUED)

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ACCEPTED:

PHILADELPHIA BROKERAGE CORPORATION

DATE: ________________________________	By: ________________________________________

NAME: _____________________________________

TITLE: ______________________________________

ATTACHMENT A

Schedule of Purchasers

Name	State of Primary Domicile	Number of Units being Purchased	Aggregate Purchase Price to be Paid

ATTACHMENT B

Form of Promissory Note

(attached to Indenture)

ATTACHMENT C

Form of Warrant

ATTACHMENT D

Collateral

(Attached to Security Agreement)

ATTACHMENT E

Registration Rights Agreement

1. Registration Rights. This Attachment E to the Securities Purchase Agreement dated July __, 2007, between SMF Energy Corporation, a Delaware corporation (the “Company”) and the Purchasers listed on Attachment A thereto (the “SPA”) constitutes the Company’s agreement with respect to the registration of the Shares and the Warrant Shares under the Securities Act. All capitalized terms used in this Attachment E that are not defined herein have the same meaning as in the SPA.

(a) Demand Registration. Commencing on the Closing Date, the holders of at least sixty-six and two-thirds percent (66 2/3%) of the aggregate number of (i) Shares that were sold to Purchasers in the Transaction, (ii) the Shares into which the Notes are or may be convertible, (iii) Warrant Shares that are issuable upon exercise of the Warrants and (iv) Warrant Shares that are issuable upon exercise of the Agent Warrants (collectively, the “Registrable Securities”) shall have the right to request registration under the Securities Act for all or any portion of the Registrable Securities upon the terms and conditions set forth in this Section 1(a). Promptly after receipt of a request for registration pursuant to this Section 1(a) the Company shall notify each registered holder of the Registrable Securities (a “Holder”) in writing of such request for registration except to the extent that such Holder’s Registrable Securities were included in the demand. Upon receipt of such notice from the Company (the “Company Notice”), the Holder or the Holder’s agent may give the Company a written request to register all or some of the Holder’s Shares in the Registration Statement described in the Company Notice (the “Demand Notice”), provided that such Demand Notice is given within ten (10) days after the date on which the Company Notice is given (with such request stating (i) the amount of Shares to be included and (ii) any other information reasonably requested by the Company to properly effect the registration of such Shares). The Company shall, as soon as practicable after the date on which the Company Notice is given, use reasonable commercial efforts to file a Registration Statement with the Securities and Exchange Commission (the “SEC”) covering the Shares specified in the Demand Notice and in any written request from any other Purchaser received by the Company within ten (10) days of the date on which the Company Notice is given and will use reasonable commercial efforts to cause the Registration Statement to become effective. No right to registration of Shares under this Section 1(a) shall be construed to limit any registration required under Section 1(b) hereof. The obligations of the Company under this Section 1(a) shall expire after the Company has afforded the Holders the opportunity to exercise registration rights under this Section 1(a) for one registration.

Attachment E to Securities Purchase Agreement

(b) Piggy-back Registration. If at any time commencing on the Issue Date and on or before the Expiration Date, the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any securities of the Company, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with employee benefit plans, the Company shall send to the Holders written notice of such determination and if, within ten (10) days after receipt of such notice, any Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Shares that such Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)’ judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Holder has requested inclusion. Any exclusion of Registrable Securities shall be made pro rata among all Holders who have requested that Registrable Securities be included, in proportion to the number of Registrable Securities specified in their respective requests; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the Issue Date, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. No right to registration of Shares under this Section 1(b) shall be construed to limit any registration required under Section 1(a) hereof. Holders of at least sixty-six and two-thirds percent (662/3%) of the Registrable Securities may waive the obligations of the Company under this Section 1(b).

(c) Obligations of the Company. In connection with the registration of the Shares, the Company shall:

(i) prepare promptly and file with the SEC the Registration Statement provided in Section 1(a) with respect to the Shares and thereafter to use reasonable commercial efforts to cause such Registration Statement relating to the Shares to become effective as soon as possible after such filing, and keep the Registration Statement effective at all times until the earlier of (A) two (2) years from the Expiration Date or (B) the date that all of the Warrants have either been exercised, terminated or redeemed pursuant to their terms (the “Registration Period”); submit to the SEC, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request; notify the Holders of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective; and, the Company represents and warrants to, and covenants and agrees with the Holders that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein, at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder) and each such amendment and supplement at the time it is filed with the SEC and all times during which it is available for use in connection with the offer and sale of Shares shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

Attachment E to Securities Purchase Agreement

(ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by the Registration Statement until such time as all of such Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement;

(iii) furnish to the Holders (A) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (B) such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto and such other documents, as any Holder reasonably may request in order to facilitate the disposition of the Shares;

(iv) use reasonable commercial efforts to register and qualify the Shares covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities being offered reasonably request and use reasonable efforts to (A) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (B) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (C) take all other actions reasonably necessary or advisable to qualify the Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (A) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 1(c)(iv), (B) to subject itself to general taxation in any such jurisdiction, (C) to file a general consent to service of process in any such jurisdiction or (D) to make any change in its Articles of Incorporation or Bylaws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(v) as promptly as practicable after becoming aware of such event or circumstance, notify the Holders of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its reasonable commercial efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Holders to sell Shares pursuant to the Registration Statement as promptly as practicable, and deliver a number of copies of such supplement or amendment to any Holder as such Holder may reasonably request;

Attachment E to Securities Purchase Agreement

(vi) as promptly as practicable after becoming aware of such event, notify the Holders (or, in the event of an underwritten offering the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(vii) permit one legal counsel designated by the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities being sold to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC and to pay the reasonable fees and costs incurred by such counsel;

(viii) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement;

(ix) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 1(c)(i), the Company shall not bid for or purchase any Common Stock or other securities or any right to purchase Common Stock or other securities or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Shares by reason of the limitations set forth in Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(x) take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Shares pursuant to the Registration Statement.

(d) Obligations of the Holders. In connection with the registration of the Shares, the Holders shall have the following obligations:

(i) it shall be a condition precedent to the obligations of the Company to complete the registration pursuant hereto with respect to any Holder’s Shares that the Holder shall furnish to the Company such information regarding Holder, the Shares held by Holder and the intended method of disposition of the Shares held by Holder as shall be reasonably required to effect the registration of such Shares and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Holders of the information the Company requires from each Holder (the “Requested Information”) if any of such Holder’s Shares are eligible for inclusion in the Registration Statement. If at least two (2) Business Days prior to the filing date the Company has not received the Requested Information from any such Holder (at such time Holder becoming a “Non-Responsive Holder”), then the Company may file the Registration Statement without including the Non-Responsive Holder’s Shares but shall not be relieved of its obligation to file a Registration Statement with the SEC relating to the Shares of Non-Responsive Holder promptly after Non-Responsive Holder provides the Requested Information;

Attachment E to Securities Purchase Agreement

(ii) by purchasing or accepting an assignment of Units, Warrants or Shares, each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement for the Registrable Securities, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of Holder’s Shares from the Registration Statement;

(iii) in the event Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities being registered determine to engage the services of an underwriter, each Holder agrees to enter into and perform such Holder’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Shares, unless such Holder has notified the Company in writing of the Holder’s election to exclude all of Holder’s Shares from the Registration Statement;

(iv) each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1(c)(v), Holder will immediately discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1(c)(v) and, if so directed by the Company, Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder’s possession of the prospectus covering such Shares current at the time of receipt of such notice;

(v) Holders may not participate in any underwritten registration hereunder unless the Holder (A) agrees to sell Holder’s Shares on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (C) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses to the underwriters applicable with respect to its Shares, in each case to the extent not payable by the Company pursuant to the terms of this Agreement; and

Attachment E to Securities Purchase Agreement

(vi) each Holder agrees to take all reasonable actions necessary to comply with the prospectus delivery requirements of the Securities Act applicable to its sales of Shares.

(e) Expenses of Registration. All costs and expenses, other than underwriting or brokerage discounts, commissions and other fees related to the distribution of the Registrable Securities, incurred in connection with registrations, filings or qualifications for sale of the Registrable Securities, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursement of counsel for the Company shall be borne by the Company, provided, however, that the Company shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Holders pursuant to Section 1(c)(vii) hereof.

(f) Indemnification. In the event any Shares are included in a Registration Statement under this Agreement:

(i) To the extent permitted by law, the Company will indemnify and hold harmless the Holders, the directors, if any, of Holders, the officers, if any, of Holders, each person, if any, who controls Holders within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for Holders, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement or any post-effective amendment thereof, or any prospectus included therein: (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (A) through (C) being, collectively, “Violations.”) Subject to the restrictions set forth in Section 1(f)(v) with respect to the number of legal counsel, the Company shall reimburse Holders and the other Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 1(f)(i): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 1(c)(iii) hereof; (B) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 1(c)(iii) hereof, and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Shares by Holders.

Attachment E to Securities Purchase Agreement

(ii) In connection with any Registration Statement in which a Holder is participating, each Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 1(f)(i), the Company, each of its directors, each of its officers who signs the Registration Statement, each person on, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement, and such Holder will reimburse any legal or other expenses reasonably incurred by any Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 1(f)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld; provided further, however, that the Holder shall be liable under this Section 1(f)(ii) for only that amount of a Claim as does not exceed the amount by which the net proceeds to the Holder from the sale of Shares pursuant to such Registration Statement exceeds the cost of such Shares to the Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Shares by the Holder. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 1(f)(ii) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

Attachment E to Securities Purchase Agreement

(iii) If the indemnification provided to any Indemnified Party by Section 1(f)(i) is for any reason (other than the bad faith, willful misconduct or gross negligence of such Indemnified Party) not available or insufficient to hold an Indemnified Party harmless, the Company will contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, on the one hand, and by the Indemnified Party, on the other hand, with respect to the transacion or, if such allocation is determined by a court or arbitral tribunal to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of Company on the one hand and of the Indemnified Party on the other hand; provided, however, that, to the extent permitted by applicable law, the Indemnified Parties shall not be responsible for amounts which in the aggregate are in excess of the amount of all benefits actually received by the Indemnified Party from the ownership and sale of the Shares.

(iv) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(v) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 1(f) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 1(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Holders; such legal counsel shall be selected by the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 1(f), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by Section 1(f) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

Attachment E to Securities Purchase Agreement

2. The agreements, representations and warranties of the Company and the Holders set forth or provided in Section 1 shall survive the execution and delivery of the SPA and the exercise of any Warrant delivery of and payment for the Registrable Securities under the SPA and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company and the Holder.

3. In the SPA, the Company agrees to make all reasonable commercial efforts to cause the Registration Statement to be filed within 60 days following the Closing Date and to cause such Registration Statement to become effective within 120 days of the Closing Date. Such obligation is subject to the receipt of a demand for such registration from the requisite number of Holders or from the Placement Agent as their agent hereunder. The Holders further agree that, so long as the Company proceeds in good faith, it shall not be liable for any financial penalty or monetary damages resulting from its failure to cause such filing or effectiveness to occur by the times specified.

4. This Attachment E is incorporated by reference into the SPA and its terms made a part thereof.

Attachment E to Securities Purchase Agreement

ATTACHMENT F

Accredited Investor and NASD Affiliation

Representations

As provided by Rule 501(a) of Regulation D, my representation that I am or represent an accredited investor is based upon one of the following grounds that I am or represent (please check one):

☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of Five Million Dollars ($5,000,000);

☐	A director or executive officer of the Company;

☐	A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds One Million Dollars ($1,000,000);

☐
A natural person who has an individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

☐
A natural person who has a joint income with that person’s spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

☐
A trust, with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined by Rule 506(b)(2)(ii) of the Securities Act; or

☐	An entity in which all of the equity owners are accredited investors.

AFFILIATION WITH A U. S. REGISTERED BROKER-DEALER:

Are you associated with an NASD member firm? (Please check one)

YES _______  NO _______

Attachment F to Securities Purchase Agreement

(1) The NASD defines a “person associated with a member” or “associated person of a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, “person associated with a member” or “associated person of a member” includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a “member” or a “person associated with a member” or “associated person of a member.” In addition, an organization of any kind is a “person associated with a member” or “associated person of a member” if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a “member,” “person associated with a member” or “associated person of a member.”

(2) The NASD defines a “member” as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

IF PURCHASER IS ASSOCIATED WITH AN NASD MEMBER FIRM, THE FOLLOWING ACKNOWLEDGMENT, OR A SUBSTANTIALLY IDENTICAL ACKNOWLEDGMENT, MUST BE SIGNED AND SUBMITTED BEFORE PURCHASER’S OFFER TO PURCHASE UNITS WILL BE ACCEPTED BY THE COMPANY:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules or any successor rules or regulations.

DATE: _______________________________	_________________________________________
NAME OF NASD MEMBER FIRM

BY: ________________________________
NAME: _____________________________
TITLE: ______________________________

I hereby declare that the foregoing representations concerning my qualifications as an accredited investor and my affiliations, if any, with any NASD member firm, are accurate and complete.

INDIVIDUAL:	ENTITY:

_________________________________________	_________________________________________
Print Name: __________________________	By: ____________________________
Date: ______________________________	Name: __________________________
Title: ___________________________

Attachment F to Securities Purchase Agreement